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                                                                   EXHIBIT 10.28


                              EMPLOYMENT AGREEMENT


       THIS EMPLOYMENT AGREEMENT (this "Agreement") is made effective for all purposes and in all respects as of the 22nd day of January, l999, by and between
(i) RIVERBED TECHNOLOGIES, INC., a Delaware corporation (the "Employer"), and
(ii) E. Wayne Jackson, III (the "Executive").

       WHEREAS, Employer desires to employ Executive as Chief Executive Officer of Employer;

       WHEREAS, Executive desires to be employed by Employer in the aforesaid capacity; and

       WHEREAS, Employer and Executive desire to set forth in writing the terms and conditions of their agreements and understandings,

       NOW, THEREFORE, in consideration of the foregoing and of the mutual promises herein contained, the parties hereto, intending to be legally bound, hereby agree as follows.

       1. Duties of Executive.

          A. Description of Duties. During the term of Executive's employment hereunder, Executive shall serve as Chief Executive Officer of Employer and shall, among other things, undertake and assume the responsibility of performing for and on behalf of Employer such duties as shall be assigned to Executive by Employer's Board of Directors at any time and from time to time. It is understood and agreed that Executive's principal duties on behalf of Employer as of the date hereof are and shall be to further develop the business of Employer. It is further understood and agreed that any modification in or expansion of Executive's duties hereunder shall not, unless specifically agreed by Employer in a duly-executed amendment of this Agreement, result in any modification of or increase or decrease in Executive's compensation referred to in paragraph 3 hereof.

          B. Performance of Duties. Executive covenants and agrees, at all times during his employment hereunder, to devote his full-time efforts energies and skills to his duties as an Executive of Employer, to serve Employer diligently, and to the best of Executive's ability and at all times to act in compliance with Employer's rules, regulations, policies and procedures as shall be in effect from time to time. Executive further covenants and agrees that he will not, directly or indirectly, engage or participate in any activities at any time during such employment which conflict with the interests of Employer.

       2. Term of Employment.

          A. Term. The term of Executive's employment with Employer hereunder shall be one (1) year commencing as of the date hereof, unless sooner terminated in accordance with the provisions of paragraph 2B or 2C hereof; provided, however, that the term of Executive's employment with Employer shall be automatically extended for one (1) year on the first anniversary hereof and on each subsequent anniversary unless Executive or Employer shall have


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given written notice to the other at least thirty (30) days prior thereto that the term of Executive's employment shall be not be so extended.

          B. Termination for Cause. Notwithstanding any other provision of this Agreement, Employer may terminate Executive's employment under this Agreement without any further obligation or liability at any time for Cause (as such term is defined herein). Such termination shall be evidenced by a Notice of Termination to the Executive.

          C. Termination Without Cause. Notwithstanding anything herein to the contrary, either party hereof may terminate this Agreement, without Cause, by delivery to the other party a Notice of Termination at least thirty (30) days prior to the effective date of such termination.

       3. Compensation. In consideration of the services to be rendered by Executive to Employer under this Agreement, Executive shall be compensated as follows:

          A. Base Salary. Executive shall be paid an annual base salary (a "Base Salary") of One Hundred Ninety-Four Thousand Dollars ($194,000), payable in accordance with Employer's normal payroll practices and subject to an annual review commencing in 2001 and adjustment thereafter based on Executive's performance hereunder. All payments hereunder shall be subject to the deduction of payroll taxes and similar assessments as required by law.

          B. Bonus. Executive shall be eligible for periodic bonuses, the existence and amount of which to be determined in the discretion of the Board of Directors of Employer.

          C. Incentive Compensation. During the term hereof, Executive shall be eligible to receive, from time to time and in the sole discretion of Employer, options to purchase capital stock of Employer under Employer's then current stock option plan. All option grants shall be subject to Executive's compliance in all respects with all of the terms and provisions of this Agreement.

          D. Benefits and Expenses. Executive shall receive such other benefits as may be granted to senior management of Employer generally. Employer shall reimburse Executive for all reasonable travel, entertainment and other expenses which Executive may incur in regard to the business of Employer, in accordance with and subject to the limitations of Employer's standard practices and policies and Executive's presentation of such documents and records as Employer shall from time to time require to substantiate such expenses.

          E. Severance. In the event that Executive is terminated by Employer without Cause or the Executive terminates his employment for Good Reason, Employer shall promptly pay to Executive in twelve equal installments an amount equal to Employer's Base Salary in effect at the time of such termination, less all applicable withholding taxes.

       4. Definitions

          A. For purposes of this Agreement, the term "Cause" shall mean, without limitation: (i) the inability of Executive, through sickness or other incapacity, to perform the essential functions of his position for a period in excess of ninety (90) substantially consecutive

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days; (ii) dishonesty; (iii) theft; (iv) conviction of, or the pleading of nolo contendere to, a felony; (v) a material breach of this Agreement or that certain Agreement Regarding Terms and Conditions of Employment between Employer and Executive of even date herewith (the "Agreement Regarding Terms"); (vi) the failure of Executive for any reason, within ten (10) days after receipt by Executive of written notice thereof from Employer, to correct, cease or otherwise alter any failure to comply with instructions or other action or omission to act which Employer believes does or may materially or adversely affect its business or operations; (vii) misconduct by Executive which is of such a serious and substantial nature that a reasonable likelihood exists that such misconduct will materially injure the reputation of Employer if Executive was to remain employed by Employer; and (viii) gross negligence.

          B. For purposes of this Agreement, a "Change of Control" shall be deemed to be occasioned by, or to include, (A) the acquisition of the Company by another entity by means of any transaction or series of transactions (including without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Company), unless the Company's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition (by virtue of securities issued as consideration for the Company's acquisition) hold at least 5O% of the voting power of the surviving or acquiring entity; or (B) sale of all or substantially all of the assets of the Company.

          C. For purposes of this Agreement, "Good Reason" shall mean (A) a decrease in the total amount of the Executive's Base Salary below its level in effect on the date hereof, (B) a material reduction in Executive's job responsibilities without the Executive's consent or (C) a geographical relocation of the Executive more than twenty-five (25) miles from the Company's current location without his consent.

          D. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

       5. No Breach of Agreement. Executive represents and warrants that as of the date hereof Executive is not a party to any other agreement of employment or any other form of engagement other than the Agreement Regarding Terms, including, without limitation, a consulting agreement, whether written or oral, and that none of the terms and provisions set forth herein or Executive's performance hereunder will cause Executive to breach any other agreement, understanding, covenant or representation with or made to a third-party, whether oral or in writing.

       6. Governing Law. In view of the fact that the principal office of Employer is located in the Commonwealth of Virginia, it is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the Commonwealth of Virginia without regard to its rules of conflicts of laws.

       7. Notices. Any notice required to be given hereunder shall be sufficient if in writing, and sent by courier service (with proof of service), facsimile transmission, hand delivery


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or certified or registered mail (return receipt requested and first-class postage prepaid), to his residence, in the case of Executive, as shown on the records of Employer, and to its principal office, in the case of Employer.

       8. Burden and Benefit. This Agreement shall be binding upon, and shall inure to the benefit of, Employer and Executive, and their respective heirs, personal and legal representatives, successors and assigns. This Agreement may not be assigned by Executive without the prior written consent of Employer.

       9. Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity or enforceability of the other provisions of this Agreement

       10. Employer. As used herein the term "Employer" shall include any corporation or other entity which is at any time the parent, a subsidiary or affiliate of Employer.

       11. Entire Agreement. This Agreement contains the entire agreement and understanding by and between Employer end Executive with respect to the subject matter hereof, and no representations, promises, agreements or understandings, written or oral, not contained herein shall be of any force or effect. No change or modification hereof shall be valid or binding unless the same is in writing and signed by the party against whom such waiver is sought to be enforced; moreover, no valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time or will be deemed a valid waiver of such provision at any other time.

       12. Headings. Headings of the paragraphs and subparagraphs of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretative effect whatsoever.





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       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective for all purposes and in all respects as of the day and years first above written.


                                 EMPLOYER:

                                 RIVERBED TECHNOLOGIES, INC., a Delaware
                                  corporation



                                 By:[sig]
                                    ------------------------------

                                 EXECUTIVE:

                                   /s/ E. Wayne Jackson
                                 ---------------------------------
                                 E. Wayne Jackson, III








                                       5
















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                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

            THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT is made as of the 3rd day of March, 2000, by and among Aether Systems, Inc., a Delaware corporation ("Aether" or "Employer"), Riverbed Technologies, Inc., a Delaware corporation ("Riverbed"), and E. Wayne Jackson III (the "Executive") to that certain Employment Agreement dated as of January 22, 1999, (as amended, the "Agreement").

            WHEREAS, Riverbed and Aether entered into an Agreement and Plan of Merger dated as of February 9, 2000 (the "Merger Agreement"), pursuant to which Riverbed will become a wholly-owned subsidiary of Aether;

            WHEREAS, it is a condition to closing of the Merger Agreement that Executive enter into this Agreement;

            WHEREAS, Aether and Riverbed desire to employ Executive, and Executive desires to be employed, as President, Software Products Group;

            WHEREAS, Aether, Riverbed and Executive desire to set forth in writing the terms and conditions of their agreements and understandings.

            NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

            1. The foregoing recitals are incorporated by reference as part of this Agreement.

            2. All capitalized terms used herein shall have the meanings assigned to them in the Agreement unless expressly defined otherwise in this Amendment.

            3. Except as otherwise specifically provided herein, all terms and conditions of the Agreement shall apply to the interpretation and enforcement of this Amendment as if explicitly set forth herein.

            4. To induce Riverbed and Aether to execute this Agreement and in consideration of Aether's and Riverbed's agreements herein, Executive agrees that the transactions and changes in job status, position, or authority contemplated under the Merger Agreement and this Amendment do not constitute or give rise to Executive's right of termination for "Good Reason" under the Agreement or for "Constructive Termination" under any option agreement.

            5. Amendments to Agreement

               5.1 Section 1 is amended by deleting Section 1.A. and replacing it with the following:


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       "A. Description of Duties. During the terms of Executive's employment hereunder, Executive shall serve as President, Software Products Group of Aether, and shall perform whatever duties Aether's Board of Directors (the "Board") or person the Board or Aether's Chief Executive Officer specifies as his direct report ("Direct Report") may assign him from time to time, which are not inconsistent with the duties of a senior executive."

           5.2 Section 3 is amended by deleting Section 3.A. and replacing it with the following:

       "A. Base Salary. Executive shall be paid an annual base salary (a "Base Salary") of One Hundred Ninety Four Thousand Dollars ($194,000), payable in accordance with Aether's normal payroll practices. Executive's Direct Report will review Executive's Base Salary annually and consider Executive for increases. All payments hereunder shall be subject to the deduction of payroll taxes and similar assessments as required by law."

       6. Except as expressly amended hereby, the Agreement and the Agreement Regarding Terms and Conditions of Employment dated as of January 22, 1999 remain in full force and effect. Any references to the Agreement shall refer to the Agreement as amended hereby. Except with respect to the foregoing, this Amendment supersedes all prior or contemporaneous negotiations, commitments, agreements, and writings with respect to the subject matter of this Amendment. All such other negotiations, commitments, agreements, and writings will have no further force or effect; and the parties to any such other negotiation, commitment, agreement, or writing will have no further rights or obligations thereunder.

                            [signature page follows]


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       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.



                                    AETHER SYSTEMS, INC.

                                    By:/s/ Brian W. Keane
                                       --------------------------------
                                       Name:    BRIAN W. KEANE
                                       Title:   SVP, BUSINESS AFFAIRS



                                    RIVERBED TECHNOLOGIES, INC.

                                    By:
                                       --------------------------------
                                       Name:
                                       Title:


                                    --------------------------------
                                       E. Wayne Jackson, III





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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                    AETHER SYSTEMS, INC.



                                    By:
                                       --------------------------------
                                       Name:
                                       Title:



                                    RIVERBED TECHNOLOGIES, INC.

                                    By: [SIG]
                                       --------------------------------
                                       Name:
                                       Title:


                                       /s/ E. Wayne Jackson, III
                                    --------------------------------
                                       E. Wayne Jackson, III



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